NORFOLK SOUTHERN CORPORATION
RESTRICTED STOCK UNIT PLAN
FORM OF 2005 RESTRICTED STOCK UNIT AGREEMENT

            AGREEMENT entered into as of the effective date of the Restricted Stock Unit grant (Award Date), between Norfolk Southern Corporation (Corporation), a Virginia corporation, and _______________________ (Participant).

1.         Award of Restricted Stock Units.  The Corporation hereby confirms the Award to the Participant on Award Date of ________ Restricted Stock Units pursuant to the Norfolk Southern Corporation Restricted Stock Unit Plan (Plan).  The Restricted Stock Units are awarded under and subject to the terms of this Agreement and the Plan, which is incorporated into and forms a part of this Agreement.  Each Restricted Stock Unit is a contingent right to receive cash payment for the Fair Market Value of shares of Common Stock of the Corporation granted pursuant to Section 5 of the Plan, subject to the restrictions and other terms and conditions set forth in the Plan and this Agreement.  Each Restricted Stock Unit shall equal the Fair Market Value, as that term is defined in the Plan, of one share of the Common Stock of the Corporation.

Participant's Award shall be recorded in a memorandum account.  Participant shall have no beneficial ownership interest in the Common Stock of the Corporation represented by the Restricted Stock Units awarded and no right to receive a certificate representing such shares of Common Stock.  Participant shall have no right to vote the Common Stock represented by the Restricted Stock Units awarded or to receive dividends, except for Dividend Equivalent payments as set forth below.

2.         Dividend Equivalent Payments.  The Corporation shall make to the Participant who holds Restricted Stock Units on the declared record date a cash payment on the number of shares of Common Stock represented by the Restricted Stock Units held by Participant on such date, payable on the tenth (10th) day of March, June, September, and December, equal to dividends declared by the Board of Directors of the Corporation and paid on Common Stock.

3.         Restriction Period.  The Restricted Stock Units are subject to a five-year Restriction Period, or a three-year Restriction Period upon achievement of the total shareholder return goal specified herein, beginning on the Award Date.  If the Committee certifies that total stockholder return as compared to the S&P Railroad Index meets or exceeds the goal or goals established by the Committee at the time of this Award, then the Restriction Period shall end three years following the Award Date.  Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in the Plan, Restricted Stock Units shall be subject to the following restrictions:

(a)  the Participant shall not be entitled to cash payment for the Restricted Stock Units which the Participant may have a contingent right to receive in the future;

(b)  the Restricted Stock Units may not be sold, transferred, assigned, pledged, conveyed, hypothecated, used to exercise options or otherwise disposed of; and

(c)  the Restricted Stock Units may be forfeited immediately as provided for in the Plan.

4.         Distribution of Restricted Stock Units.

(a)   If a Participant to whom Restricted Stock Units have been granted remains in the continuous employment of the Corporation or a Subsidiary Company during the entire Restriction Period, upon the expiration of the Restriction Period all restrictions applicable to the Restricted Stock Units shall lapse, and Participant shall be entitled to cash payment for such awarded Restricted Stock Units in accordance with the Plan.  Payment shall be made to a Participant on the date the Restriction Period expires.

(b)  If the employment of a Participant is terminated for any reason other than the Retirement, Disability, or death of the Participant in service before the expiration of the Restriction Period, the Restricted Stock Units shall be forfeited immediately and all rights of the Participant to such Units shall terminate immediately without further obligation on the part of the Corporation or any Subsidiary Company.

If the Participant's employment is terminated by reason of the Retirement of the Participant in service before the expiration of the Restriction Period, the number of Restricted Stock Units awarded to Participant shall be reduced by the proportion of the Restriction Period remaining after the Participant's termination of employment; the restrictions on the balance of such Restricted Stock Units shall lapse on the date the Participant's employment terminated; and payment shall be made in cash to Participant in accordance with the Plan with respect to the Units representing the shares of Common Stock upon which the restrictions have lapsed and delivered to the Participant in accordance with the Plan.

If the Participant's employment is terminated by reason of the Disability of the Participant in service before the expiration of the Restriction Period, the number of Restricted Stock Units awarded to Participant shall be reduced by the proportion of the Restriction Period remaining after the Participant's Disability; the restrictions on the balance of such Restricted Stock Units shall lapse on the date of the Participant's Disability; and payment shall be made in cash to Participant in accordance with the Plan with respect to the Units representing the shares of Common Stock upon which the restrictions have lapsed.

 If the employment of a Participant is terminated by reason of the death of the Participant in service before the expiration of the Restriction Period, the number of Restricted Stock Units awarded to Participant shall be reduced by the proportion of the Restriction Period remaining after the Participant's death; the restrictions on the balance of such Restricted Stock Units shall lapse on the date of the Participant's death; and payment shall be made in cash to Participant's Beneficiary  in accordance with the Plan with respect to the Units representing the shares of Common Stock upon which the restrictions have lapsed.

(c)    The Committee, in its sole discretion, may waive any or all restrictions with respect to Restricted Stock Units.  Notwithstanding any waiver, any delivery of Restricted Stock Units to a Participant may not be made earlier than delivery would have been made absent such waiver of restrictions.

5.         Forfeiture Upon Breach of Non-Compete Covenant.  If Participant (i) Retires prior to the termination of the Restriction Period and (ii) breaches the covenant set forth below in this Section 5, the Restricted Stock Units shall be forfeited immediately and all rights of the Participant to such Units shall terminate immediately without further obligation on the part of the Corporation or any Subsidiary Company.

(a)  Participant covenants and agrees not to work for or provide services for any Competitor, on his or her own behalf or in the service of or on behalf of others, including, but not limited to, as a consultant, independent contractor, owner, officer, partner, joint venturer, or employee, at any time during the six-month period commencing on the date of his or her Retirement.  For purposes of this Agreement, "Competitor" shall mean any entity in the same line of business as the Corporation in the North American markets in which the Company competes, including, but not limited to, any North American Class I rail carrier, any other rail carrier competing with the Corporation (including without limitation a holding or other company  that controls or operates or is otherwise affiliated with any rail carrier competing with Corporation), and any other provider of transportation services competing with Company, including motor and water carriers.

6.         Participant Bound by Plan.  The Participant agrees to be bound by all the terms and provisions of the Plan and by all determinations of the Committee thereunder.  Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan.

            IN WITNESS WHEREOF, this Agreement has been executed in duplicate on behalf of the Corporation by its officer thereunto duly authorized, and by the Participant, in acceptance of the above-mentioned Restricted Stock Units, subject to the terms of the Plan and of this Agreement, all as of the day and year first above written.

                                                            NORFOLK SOUTHERN CORPORATION

                                                  By     ___________________________________

                                                            PARTICIPANT

                                                  By      ___________________________________

Attest:

_______________________